Exhibit 10.19

TRANSPORT CORPORATION OF AMERICA, INC.

FORM OF

INCENTIVE
STOCK OPTION AGREEMENT

        THIS OPTION AGREEMENT is made as of the ____ day of _________, _______ between TRANSPORT CORPORATION OF AMERICA, INC., a Minnesota corporation (the “Company”), and _______________, an employee of the Company or one or more of its subsidiaries (the “Optionee”).

        WHEREAS, the Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, $.01 par value (the “Common Stock”), as hereinafter provided, to carry out the purpose of the 1995 Stock Plan, as amended, of the Company approved by its shareholders;

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

        1.       Grant of Option. The Company hereby grants to the Optionee the right and Option (hereinafter called the “Option”) to purchase from the Company all or any part of an aggregate amount of ____________ shares of the Common Stock of the Company on the terms and conditions herein set forth. It is intended that the Option shall constitute an incentive stock option as defined in Section 422A of the Internal Revenue Code of 1986, as amended.

        2.       Purchase Price. The purchase price of the shares of the Common Stock covered by this Option shall be $______ per share.

        3.       Term of Option. The term of the Option shall be for a period of ten (10) years from the date hereof (the “Option Date”), subject to earlier termination as hereinafter provided.

        4.       Exercise of Option. During the first year the Option is outstanding it may not be exercised with respect to any of the shares covered thereby. Subject to the provisions of paragraphs 6 and 7 hereof, the Option may thereafter be exercised during the term specified in Paragraph 3 as follows:

(a)	from and after 12 months from the Option Date, the Option may be exercised as to 25% of the total number of shares;

(b)	from and after 24 months from the Option Date, the Option may be exercised as to an additional 25% of the total number of shares;

(c)	from and after 36 months from the Option Date, the Option may be exercised as to an additional 25% of the total number of shares; and

(d)	from and after 48 months from the Option Date, the Option may be exercised as to the remaining 25% of the total number of shares.

        5.        Non-Transferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way; shall not be assignable by operation of law; and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

        6.        Termination of Employment. In the event the employment of the Optionee shall be terminated for any reason whatsoever (including retirement), the Option may be exercised (to the extent the Optionee shall have been entitled to do so at the date of his or her termination of employment) by the Optionee at any time within three (3) months after such termination of employment, but in no event later than the expiration of the term specified in paragraph 3. So long as the Optionee shall continue to be an employee of the Company or one or more if its subsidiaries, the Option shall not be affected by any change of duties or position. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate the employment of the Optionee at any time.

        7.        Death or Permanent Disability of Optionee. If the Optionee shall die while still employed by the Company or one or more of its subsidiaries, or shall become permanently and totally disabled while still employed by the Company or one or more of its subsidiaries, the Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his or her death or termination by reason of permanent and total disability) by the Optionee, his or her legal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within nine (9) months after the Optionee’s death or termination by reason of permanent disability, but in no event later than the expiration of the term specified in paragraph 3 hereof.

        8.        Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Chief Financial Officer of the Company at the principal office of the Company. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares which payment shall be made in cash or by certified check or bank draft payable to the Company, by any other form of legal consideration deemed sufficient by the Company and consistent with the purpose of the 1995 Stock Plan, as amended, and applicable, law, or, in the sole discretion of the Company, by delivery of

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shares of Common Stock of the Company with a fair market value equal to the purchase price or by a combination of cash and such shares, whose fair market value shall equal the purchase price. For purposes of this paragraph the “fair market value” of the Common Stock of the Company shall be established in the manner set forth in Section 1(h) of the 1995 Stock Plan, as amended. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option, or if the Optionee so elects, in the name of the Optionee or one other person as joint tenants, and shall be delivered as soon as practicable after the notice shall have been received. In the event the Option shall be exercised by any person other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

        9.        Withholding Requirements. Upon exercise of the Option by the Optionee and prior to the delivery of shares purchased pursuant to such exercise, the Company shall have the right to require the Optionee to remit to the Company cash in an amount sufficient to satisfy applicable federal and state tax withholding requirements. The Company shall inform the Optionee as to whether it will require the Optionee to remit cash for withholding taxes in accordance with the preceding sentence within two (2) business days after receiving from the Optionee notice that such Optionee intends to exercise, or has exercised, all or a portion of the Option.

        10.        Stock Plan. This Option is subject to certain additional terms and conditions set forth in the 1995 Stock Plan, as amended, pursuant to which this Option has been issued. A copy of the 1995 Stock Plan, as amended, is on file with the Chief Financial Officer of the Company and each Option holder by acceptance hereof agrees to and accepts this Option subject to the terms of the 1995 Stock Plan, as amended.

        11.        General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Sock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to company with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

        12.        Investment Certificate. Prior to the receipt of the certificates pursuant to the exercise of the Option granted hereunder, the Optionee shall, if required in the Company’s discretion, demonstrate an intent to hold the shares acquired by exercise of the Option for investment and not with a view to resale or distribution thereof to the public by delivering to the Company an investment certificate or letter in such form as the Company may require.

        13.        Subsidiary. As used herein, the term “subsidiary” shall mean any current or future corporation which would be a “subsidiary corporation” of the Company, as that term is defined in Section 425 of the Internal Revenue Code of 1986, as amended.

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        14.        Status. Neither the Optionee nor the Optionee’s executor, administrator, heirs, or legatees shall be or have any rights or privileges of a shareholder of the Company in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such hares shall be endorsed, transferred, and delivered and the transferee has caused the Optionee’s name to be entered as the shareholder of record on the books of the Company.

        15.        Company Authority. The existence of the Option herein granted shall not affect in any the right or power of the company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the common Stock of the Company or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporation act or proceeding, whether of a similar character or otherwise.

        16.        Disputes. As a condition of the granting of the Option herein granted, the Optionee agrees, for the Optionee and Optionee’s personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Option Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretation by the Board of the terms of this Option Agreement shall be final, binding and conclusive.

        17.        Binding Effect. This Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

        IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by an officer thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

TRANSPORT CORPORATION OF AMERICA, INC.

By_____________________________________________
Its__________________________________________

_____________________________________________ ______________________________________, Optionee

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Exhibit 10.19 (con’t)

TRANSPORT CORPORATION OF AMERICA, INC.

FORM OF

NON-QUALIFIED
STOCK OPTION AGREEMENT

        THIS OPTION AGREEMENT is made as of the _____ day of _______, _____ between TRANSPORT CORPORATION OF AMERICA, INC., a Minnesota corporation (the “Company”), and ___________, an employee of the Company or one or more of its subsidiaries (the “Optionee”).

        WHEREAS, the Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, $.01 par value (the “Common Stock”), as hereinafter provided, to carry out the purpose of the 1995 Stock Plan of the Company approved by its shareholders;

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

        1.       Grant of Option. The Company hereby grants to the Optionee the right and Option (hereinafter called the “Option”) to purchase from the Company all or any part of an aggregate amount of ___________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2.       Purchase Price. The purchase price of the shares of the Common Stock covered by this Option shall be $_____ per share.

        3.        Term of Option. The term of the Option shall be for a period of ten (10) years from the date hereof (the “Option Date”), subject to earlier termination as hereinafter provided.

        4.       Exercise of Option. During the first year the Option is outstanding it may not be exercised with respect to any of the shares covered thereby. Subject to the provisions of paragraphs 6 and 7 hereof, the Option may thereafter be exercised during the term specified in Paragraph 3 as follows:

(a) from and after 12 months from the Option Date, the Option may be exercised as to 25% of the total number of shares;

(b) from and after 24 months from the Option Date, the Option may be exercised as to an additional 25% of the total number of shares;

(c) from and after 36 months from the Option Date, the Option may be exercised as to an addition 25% of the total number of shares; and

(d) from and after 48 months from the Option Date, the Option may be exercised as to the remaining 25% of the total number of shares.

        5.              Non-transferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way; shall not be assignable by operation of law; and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

        6.              Termination of Employment. In the event the employment of the Optionee shall be terminated for any reason whatsoever (including retirement), the Option may be exercised (to the extent the Optionee shall have been entitled to do so at the date of his or her termination of employment) by the Optionee at any time within three (3) months after such termination of employment, but in no event later than the expiration of the term specified in paragraph 3. So long as the Optionee shall continue to be an employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate the employment of the Optionee at any time.

        7.              Death or Permanent Disability of Optionee. If the Optionee shall die while still employed by the Company or one or more of its subsidiaries, or shall become permanently and totally disabled while still employed by the Company or one or more of its subsidiaries, the Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his or her death or termination by reason of permanent and total disability) by the Optionee, his or her legal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within nine (9) months after the Optionee’s death or termination by reason of permanent disability, but in no event later than the expiration of the term specified in paragraph 3 hereof.

        8.              Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Chief Financial Officer of the Company at the principal office of the Company. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares which payment shall be made in cash or by certified check or bank draft payable to the Company, by any other form of legal consideration deemed sufficient by the Company and consistent with the purpose of the 1995 Stock Plan and applicable law, or, in the sole discretion of the Company by delivery of shares of Common Stock of the

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Company with a fair market value equal to the purchase price or by a combination of cash and such shares, whose fair market value shall equal the purchase price. For purposes of this paragraph the “fair market value” of the Common Stock of the Company shall be established in the manner set forth in Section 1(i) of the 1995 Stock Plan. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option, or if the Optionee so elects, in the name of the Optionee or one other person as joint tenants, and shall be delivered as soon as practicable after the notice shall have been received. In the event the Option shall be exercised by any person other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

        9.              Withholding Requirements. Upon exercise of the Option by the Optionee and prior to the delivery of shares purchased pursuant to such exercise, the Company shall have the right to require the Optionee to remit to the Company cash in an amount sufficient to satisfy applicable federal and state tax withholding requirements. The Company shall inform the Optionee as to whether it will require the Optionee to remit cash for withholding taxes in accordance with the preceding sentence within two (2) business days after receiving from the Optionee notice that such Optionee intends to exercise, or has exercised, all or a portion of the Option.

        10.              Stock Plan. This Option is subject to certain additional terms and conditions set forth in the 1995 Stock Plan pursuant to which this Option has been issued. A copy of the 1995 Stock Plan is on file with the Chief Financial Officer of the Company and each Option holder by acceptance hereof agrees to and accepts this Option subject to the terms of the 1995 Stock Plan.

        11.              General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

        12.              Investment Certificate. Prior to the receipt of the certificates pursuant to the exercise of the Option granted hereunder, the Optionee shall, if required in the Company’s discretion, demonstrate an intent to hold the shares acquired by exercise of the Option for investment and not with a view to resale or distribution thereof to the public by delivering to the Company an investment certificate or letter in such form as the Company may require.

        13.              Subsidiary. As used herein, the term “subsidiary” shall mean any current or future corporation which would be a “subsidiary corporation” of the Company, as that term is defined in Section 425 of the Internal Revenue Code of 1986, as amended.

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        14.              Status. Neither the Optionee nor the Optionee’s executor, administrator, heirs, or legatees shall be or have any rights or privileges of a shareholder of the Company in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall be endorsed, transferred, and delivered and the transferee has caused the Optionee’s name to be entered as the shareholder of record on the books of the Company.

        15.              Company Authority. The existence of the Option herein granted shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock of the Company or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        16.              Disputes. As a condition of the granting of the Option herein granted, the Optionee agrees, for the Optionee and the Optionee’s personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Option Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretation by the Board of the terms of this Option Agreement shall be final, binding and conclusive.

        17.              Binding Effect. This Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

        IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by an officer thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

TRANSPORT CORPORATION OF AMERICA, INC.

By_____________________________________________
Its__________________________________________

_____________________________________________ ______________________________________, Optionee

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Exhibit 10.19 (con’t)

TRANSPORT CORPORATION OF AMERICA, INC.

FORM OF

DIRECTOR
STOCK OPTION AGREEMENT

        THIS OPTION AGREEMENT is made as of the ______ day of _________, ________, between TRANSPORT CORPORATION OF AMERICA, INC., a Minnesota corporation (the “Company”), and __________________, a member of the Board of Directors of the Company (the “Optionee”).

        WHEREAS, the Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, $.01 par value (the “Common Stock”), as hereinafter provided, to carry out the purpose of the 1995 Stock Plan of the Company approved by its shareholders;

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

    1.        Grant of Option. The Company hereby grants to the Optionee the right and Option (hereinafter called the “Option”) to purchase from the Company all or any part of an aggregate amount of ________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

    2.        Purchase Price. The purchase price of the shares of the Common Stock covered by this option shall be $______ per share.

    3.        Term of Option. The term of the Option shall be for a period of five (5) years from the date hereof (the “Option Date”), subject to earlier termination as hereinafter provided.

    4.        Exercise of Option. Subject to the provisions of Paragraph 6 hereof, the Option may be exercised in whole or in part at any time from and after the Option Date until the expiration of the term specified in paragraph 3.

    5.        Non-Transferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way; shall not be assignable by operation of law; and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

    6.        Termination of Status. In the event the Optionee shall cease to be a member of the Company’s Board of Directors for any reason whatsoever, any unexercised Option shall terminate and be deemed cancelled thirty (30) days thereafter, unless the Board of Directors, in its discretion, shall waive or modify such 30-day term. In no event shall the Option be exercisable after the expiration of the term of the Option specified in paragraph 3.

    7.        Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Chief Financial Officer of the Company at the principal office of the Company. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares which payment shall be made in cash or by certified check or bank draft payable to the Company, by any other form of legal consideration deemed sufficient by the Company and consistent with the purpose of the 1995 Stock Plan and applicable law, or, in the sole discretion of the Company, by delivery of shares of Common Stock of the Company with a fair market value equal to the purchase price or by a combination of cash and such shares, whose fair market value shall equal the purchase price. For purposes of this paragraph the “fair market value” of the Common Stock of the Company shall be established in the manner set forth in Section 1(h) of the 1995 Stock Plan. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option, or if the Optionee so elects, in the name of the Optionee or one other person as joint tenants, and shall be delivered as soon as practicable after the notice shall have been received. In the event the Option shall be exercised by any person other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

    8.        Withholding Requirements. Upon exercise of the Option by the Optionee and prior to the delivery of shares purchased pursuant to such exercise, the Company shall have the right to require the Optionee to remit to the Company cash in an amount sufficient to satisfy applicable federal and state tax withholding requirements. The Company shall inform the Optionee as to whether it will require the Optionee to remit cash for withholding taxes in accordance with the preceding sentence within two (2) business days after receiving from the Optionee notice that such Optionee intends to exercise, or has exercised, all or a portion of the Option.

    9.        Stock Plan. This Option is subject to certain additional terms and conditions set forth in the 1995 Stock Plan pursuant to which this Option has been issued. A copy of the 1995 Stock Plan is on file with the Secretary of the Company and each Option holder by acceptance hereof agrees to and accepts this Option subject to the terms of the 1995 Stock Plan.

    10.        General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

    11.        Investment Certificate. Prior to the receipt of the certificates pursuant to the exercise of the Option granted hereunder, the Optionee shall, if required in the Company’s discretion, demonstrate an intent to hold the shares acquired by exercise of the Option for investment and not with a view to resale or distribution thereof to the public by delivering to the Company an investment certificate or letter in such form as the Company may require.

    12.        Status. Neither the Optionee nor the Optionee’s executor, administrator, heirs, or legatees shall be or have any rights or privileges of a shareholder of the Company in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall be endorsed, transferred, and delivered and the transferee has caused the Optionee’s name to be entered as the shareholder of record on the books of the Company.

    13.        Company Authority. The existence of the Option herein granted shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock of the Company of the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    14.        Disputes. As a condition of the granting of the Option herein granted, the Optionee agrees, for the Optionee and the Optionee’s personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Option Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretation by the Board of the terms of this agreement shall be final, binding and conclusive.

    15.        Binding Effect. This Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

    16.        Counterparts. This agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by an officer thereunto duly authorized, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

TRANSPORT CORPORATION OF AMERICA, INC.

By_____________________________________________
Its__________________________________________

_____________________________________________ ______________________________________, Optionee